                                                                     EXHIBIT 4.2

--------------------------------------------------------------------------------


                            FISCAL AGENCY AGREEMENT


                                    Between


                              LEVI STRAUSS & CO.
                                    Issuer


                                      and


                                CITIBANK, N.A.
                                 Fiscal Agent

                         -----------------------------

                         Dated as of November 22, 1996

                         -----------------------------

        (Y)20,000,000,000 4.25 per cent. Bonds due November 22, 2016

--------------------------------------------------------------------------------

                              TABLE OF CONTENTS
                              -----------------

                                                                                                            Page
                                                                                                            ----
Parties........................................................................................................1
1.       Securities............................................................................................3
2.       Fiscal Agent; Other Agents............................................................................4
3.       Authorization and Authentication......................................................................4
4.       Payment and Cancellation..............................................................................6
            (a)       Payment..................................................................................6
            (b)       Certification............................................................................7
            (c)       Withholding..............................................................................8
            (d)       Cancellation.............................................................................8
5.       Exchange of Securities................................................................................8
6.       Redemption............................................................................................9
7.       Delivery of Certain Information.......................................................................9
8.       Conditions of Fiscal Agent's Obligations.............................................................10
            (a)       Compensation and Indemnity..............................................................11
            (b)       Agency..................................................................................11
            (c)       Advice of Counsel.......................................................................11
            (d)       Reliance................................................................................11
            (e)       Interest in Securities, etc.............................................................11
            (f)       Non-Liability for Interest..............................................................12
            (g)       Certifications..........................................................................12
            (h)       No Implied Obligations..................................................................12
9.       Resignation and Appointment of Successor.............................................................12
            (a)       Fiscal Agent and Paying Agent...........................................................12
            (b)       Resignation.............................................................................12
            (c)       Successors..............................................................................13
            (d)       Acknowledgement.........................................................................13
            (e)       Merger, Consolidation, etc..............................................................14
10.      Payment of Taxes.....................................................................................14
11.      Meetings and Amendments..............................................................................14
            (a)       Calling of Meeting, Notice and Quorum...................................................14
            (b)       Approval................................................................................15
            (c)       Binding Nature of Amendments, Notices, Notations, etc...................................16


            (d)       "Outstanding" Defined...................................................................16
12.      Governing Law........................................................................................17
13.      Notices..............................................................................................17
14.      Consent to Service; Jurisdiction.....................................................................17
15.      Headings.............................................................................................18
16.      Currency Rate Indemnity..............................................................................18
17.      Terms and Conditions.................................................................................18
18.      Counterparts.........................................................................................18


EXHIBIT A             Form of Temporary Global Security
EXHIBIT B             Form of Permanent Global Security
EXHIBIT C             Form of Definitive Security
EXHIBIT D             Terms and Conditions
EXHIBIT E             Form of Certificate to be Given by Euroclear or Cedel
EXHIBIT F             Form of Certificate to be Given by Beneficial Owners

          FISCAL AGENCY AGREEMENT, dated as of November 22, 1996, between LEVI STRAUSS & CO., a corporation duly organized under the laws of Delaware (the "Issuer"), and CITIBANK, N.A. (London Branch), as Fiscal Agent.

          1.   Securities.
               ----------

          The Issuer has, by a Purchase Agreement, dated November 21, 1996, between the Issuer and Goldman Sachs International (the "Purchase Agreement"), agreed to issue (Yen)20,000,000,000 aggregate principal amount of its 4.25 per cent. Bonds due November 22, 2016 (the "Securities").

          The Securities offered shall be initially represented by a single temporary global security (the "Temporary Global Security") issued in fully registered form without interest coupons, substantially in the form set forth in Exhibit A hereto. The Temporary Global Security shall be executed by the Issuer and delivered to the Fiscal Agent, and the Fiscal Agent shall, upon order of the Issuer, authenticate such Temporary Global Security. Such Temporary Global Security shall be registered in the name of National City Nominees Limited or its nominee and deposited with Citibank, N.A. (London Branch), as common depositary (the "Common Depositary") on behalf of Morgan Guaranty Trust Company of New York (Brussels office) as operator of the Euroclear System ("Euroclear") and Cedel Bank, societe anonyme ("Cedel") for credit to the respective accounts of Euroclear or Cedel. The beneficial interests in the Temporary Global Note will be exchangeable for beneficial interests in a permanent global Security (the "Permanent Global Security"), in denominations of (Yen)l,000,000,000 and integral multiples thereof, substantially in the form set forth in Exhibit B hereto, on or after the Exchange Date upon and to the extent that the certification requirements set forth below have been complied with. As used herein, the term "Exchange Date" means the date that is 40 days after the later of (i) the day that Goldman Sachs International, as initial purchaser of the Securities, advises the Issuer and the Fiscal Agent is the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S under the Securities Act of 1933, as amended (the "Securities Act")) in reliance on Regulation S and (ii) the closing of the offering of the Securities under the Purchase Agreement, as notified to the Fiscal Agent and the Issuer in writing by Goldman Sachs International. The Permanent Global Security shall be executed by the Issuer and delivered to the Fiscal Agent, and the Fiscal Agent shall, upon order of the Issuer, authenticate such Permanent Global Security. The Permanent Global Security shall be registered in the name of National City Nominees Limited and shall be deposited with the Common Depositary for the benefit of the operator of Euroclear and Cedel to be held for the account of the Issuer until the Temporary Global Security shall be exchanged for the Permanent Global Security in the manner set forth below. The Permanent Global Security will be exchangeable, in whole but not in part, but only as provided in Section 3(g) below, for definitive Securities in minimum denominations of (Yen)1,000,000,000 (the "Definitive Securities") issuable in registered form, without coupons, in such name or names as Euroclear or Cedel shall direct, all substantially in the form set forth in Exhibit C hereto. The term "Securities" as used herein includes the Temporary Global Security, the Permanent Global Security and the Definitive Securities.

          2.   Fiscal Agent; Other Agents.
               --------------------------

          The Issuer hereby appoints Citibank, N.A. (London Branch) having a corporate trust office ("Principal Office") at 336 Strand, London WC2R IHB, in England, as fiscal agent and principal paying agent of the Issuer in respect of the Securities upon the terms and subject to the conditions herein set forth, and Citibank, N.A. (London Branch) hereby accepts such appointment. Citibank, N.A. (London Branch), and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 9 hereof, are herein called the "Fiscal Agent". The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of the Issuer as may be mutually agreed upon by the Issuer and the Fiscal Agent. All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.

          The Issuer may, at its discretion, appoint one or more other or additional agents (each of the principal paying agent, each paying agent appointed herein and each such other or additional paying agent, (a "Paying Agent" or "Paying Agents") for the payment (subject to applicable laws and regulations) of the principal of (and premium, if any) and any interest on the Securities, and in addition to the appointment contemplated by Section 3(i), one or more agents (each transfer agent appointed herein and each such other or additional transfer agent, a "Transfer Agent" or "Transfer Agents") for the exchange of Securities, at such place or places as the Issuer may determine.
The Issuer shall promptly notify the Fiscal Agent of the name and address of each Paying Agent and Transfer Agent appointed by it and of the country or countries in which a Paying Agent or Transfer Agent may act in that capacity, and will notify the Fiscal Agent of the resignation or termination of any Paying Agent or Transfer Agent. Subject to the provisions of Section 9(c) hereof, the Issuer may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than ninety days' notice to such Paying Agent or Transfer Agent, as the case may be, and to the Fiscal Agent.

          The Issuer shall cause notice of any resignation, termination or appointment of any Paying Agent or Transfer Agent or of the Fiscal Agent and of any change in the office through which any such Agent will act to be given to the holders at their addresses as they appear in the Security Register.

          3.   Authorization and Authentication.
               --------------------------------

          (a) The Securities shall be executed on behalf of the Issuer by any two of the following persons: its Chairman of the Board, its Chief Executive Officer, its President or any of its Vice Presidents, its Treasurer or an Assistant Treasurer (the "Authorized Officers"), under a facsimile of its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile. Securities bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such officers, or any one of them, shall have ceased, for any reason, to hold such offices prior to the authentication and delivery of the Securities or did not hold such offices at the date of the Securities.

          (b) The Issuer shall execute and deliver, on or prior to November 22, 1996 (the "Closing Date") the Temporary Global Security and the Permanent Global Security to the Fiscal Agent, and the Fiscal Agent shall, upon the order of the Issuer signed by an executive officer of the Issuer, authenticate the Temporary Global Security and the Permanent Global Security. The Temporary Global Security and the Permanent Global Security will be deposited with the Common Depositary, to be held for credit to the respective accounts of Euroclear or Cedel (or to such accounts as they may direct), except as otherwise provided in
Section 1 hereof in the case of the Permanent Global Security being held for the account of the Issuer until the exchange of the Temporary Global Security.

          (c) On or after the Exchange Date pursuant to instructions delivered by the Issuer to the Common Depositary on the date hereof, the Temporary Global Security may be exchanged as a whole or in part for the Permanent Global Security without charge, but only upon presentation to the Common Depositary of a certificate or certificates in substantially the form set forth in Exhibit E hereto in writing, by tested telex or electronic transmission, from Euroclear or Cedel and upon presentation to Euroclear or Cedel of a certificate or certificates in substantially the form set forth in Exhibit F hereto in writing, by tested telex or electronic transmission, from the beneficial owners of the Temporary Global Security or portions thereof being exchanged.

          (d)  [Reserved]

          (e) Upon any such exchange of a portion of the Temporary Global Security for the Permanent Global Security, the Temporary Global Security shall be endorsed by the Fiscal Agent to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged, and the Permanent Global Security shall be endorsed to reflect the increase of the principal amount evidenced thereby, whereupon its principal amount shall be increased for all purposes by the amount so exchanged. Until so exchanged in full, the Temporary Global Security shall in all respects be entitled to the same benefits under this Agreement as the Permanent Global Security authenticated and delivered hereunder.

          (f) Promptly after the Temporary Global Security has been fully exchanged, it shall be surrendered by the Common Depositary to the Fiscal Agent, as the Issuer's agent, for cancellation.

          (g) The Permanent Global Security is exchangeable, in whole but not in part, for a Definitive Security or Securities without charge if the Permanent Global Security is held on behalf of Euroclear or Cedel or an alternative clearing system and Euroclear or Cedel or such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so. Thereupon the holder of a beneficial interest in the Permanent Global Security may give notice to the Fiscal Agent of its intention to exchange the Permanent Global Security for Definitive Securities on a day falling not less than 60 days after the day on which the notice requiring an exchange is given and on which banks are open for business in the city of London.

          (h) Upon the exchange of a Permanent Global Security for Definitive Securities as contemplated by clause (g) of this Section 3, the Permanent Global Security shall be surrendered promptly by the Common Depositary to the Fiscal Agent for cancellation. Any exchange of an interest in a Permanent Global Security for Definitive Securities pursuant to this Section 3 shall be made free of charge to the beneficial owners of the Permanent Global Security.

          (i) The Issuer shall cause to be kept at the Principal Office of the Fiscal Agent a register (the register maintained in such office and in any other office or agency for such purpose being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration and transfer of Securities. The Fiscal Agent is hereby appointed "Security Registrar" for the purpose of registering and transferring Securities as herein provided. Any reference herein to the Transfer Agent or Agents shall include the Security Registrar.

          (j) The Fiscal Agent may, with the consent of the Issuer, appoint by an instrument or instruments in writing one or more agents (which may include itself) for the authentication of the Securities and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any authentication agent acts. The Issuer (by written notice to the Fiscal Agent and the authentication agent whose appointment is to be terminated) may also terminate any such appointment at any time. The Fiscal Agent hereby agrees to solicit written acceptances from the entities concerned (in form and substance satisfactory to the Issuer) of any such appointments. In its acceptance of such appointment, each such authentication agent shall agree to act as an authentication agent pursuant to the terms and conditions of this Agreement.

          4.   Payment and Cancellation.
               ------------------------

          (a)  Payment.  Subject to the following provisions, the Issuer shall
               -------
provide to the Fiscal Agent at its head office in Tokyo, Japan on or prior to the applicable due date for payment of the Securities, funds required to make payment of the principal of and interest on the Securities, at the times, in the amounts, in such coin or currency and for the purposes set forth herein and in the text of the Securities; and the Issuer hereby authorizes and directs the Fiscal Agent from funds so paid to it to make or cause to be made payment of the principal of (and premium, if any) and interest on the Securities as set forth herein and in the text of the Securities. The Fiscal Agent will arrange directly with the Paying Agents (if applicable) for the payment, and the Fiscal Agent will make payment, in the manner provided herein and in the Securities, from funds furnished by the Issuer, of the principal of (and premium, if any) and interest on the Securities. Any such Paying Agent shall provide to the Fiscal Agent, as promptly as practicable after the Interest Payment Date (as defined in the text of the Securities) or maturity date or redemption date a certificate as to the Securities so paid by the Paying Agent. Notwithstanding the foregoing, the Issuer may provide directly to a Paying Agent funds for the payment of the principal thereof (and premium, if any) and interest, payable thereon under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 8(b) hereof; and the Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer to any such Paying

Agent. The Issuer irrevocably confirms that funds will be deposited with an account specified by the Fiscal Agent in such a manner so that the Fiscal Agent will be able to make timely payments in accordance with the provisions of this Agreement. If the Fiscal Agent or any Paying Agent has not for any reason received on the relevant payment date sufficient amounts to satisfy all claims in respect of payments then due on the Securities, the Fiscal Agent and any Paying Agent shall not be required to make payment of any amount due on any Security until the Fiscal Agent or such Paying Agent has received or has had made available to it the full amount of the monies then due and payable in respect of such Securities. Nevertheless, subject to the foregoing, if the Fiscal Agent or any Paying Agent is satisfied that it will receive such full amount later, it shall be entitled to pay principal of or interest on the Securities due in accordance with their terms.

          The principal of (and premium, if any) and interest on the Securities shall be payable in Japanese Yen. Payment of principal shall be made to the registered owner against surrender of Securities, subject to any applicable laws and regulations, at the office of any Paying Agent. Payment of any installment of interest on a Security shall be made to the person in whose name such Security is registered at the close of business on April 15 and October 15 (whether or not such days are business days) in the year of the relevant interest payment date (the "Record Date"), in accordance with such information furnished to the Fiscal Agent by the Registrar promptly after each Record Date. Payments of principal (and premium, if any) and interest will be made, subject to any applicable laws and regulations, by transfer to a Japanese Yen account maintained by the payee with a bank in Tokyo. Each registered owner shall give notice of such Japanese Yen account, in the case of principal payments, to the relevant Paying Agent not less than 15 days prior to the date of the payment to be received, or, in the case of interest payments, to the Registrar not later than the Record Date relating to the payment to be received, provided that if such notice has been given to the Registrar and the applicable Paying Agent, such registered owner shall give further notice to the Registrar and Paying Agent only upon a change of any details as to such account. If a registered owner fails to give such notice prior to the time limit specified above, payments of principal (and premium, if any) and interest will be made, subject to any applicable laws and regulations, by a Japanese Yen check drawn on a bank in Tokyo unless the relevant Paying Agent or (as the case may be) the Registrar at its discretion accepts such notice given after the time limit specified above. Payments to non-residents of Japan shall be made to a non-resident Japanese Yen account maintained by the payee with an authorized foreign exchange bank in Tokyo or (as the case may be) by a Japanese Yen check drawn on an authorized foreign exchange bank in Tokyo, subject to each case to any applicable laws and regulations.

          (b)  Certification.  The Issuer shall have the right reasonably to
               -------------
require a holder of a Security, as a condition of payment of the principal of (and premium, if any) or any interest on such Security, to present at such place as the Issuer shall designate a certificate in such form as the Issuer may from time to time prescribe to enable the Issuer to determine its duties and liabilities with respect to (i) any taxes, assessments or governmental charges which the Issuer, the Fiscal Agent or any withholding agent may be required to deduct or withhold from payments in respect of such Security under any present or future law of any jurisdiction or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. To the extent not otherwise prohibited by applicable laws and regulations, the Issuer shall be entitled to determine its duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate, or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation, and shall be entitled to act in accordance with such determination.

          The Fiscal Agent and each such withholding agent shall retain each certificate received by it and relating to the Securities for so long as any of the Securities are outstanding and in no event for less than four calendar years after its receipt, and for such additional period thereafter as such certificate may become material in the administration of applicable tax laws.

          (c) Withholding.  At least 10 days prior to the first date of payment
              -----------
of interest on the Securities and at least 10 days prior to each date, if any, of payment of principal (and premium, if any) or interest thereafter if there has been any change with respect to the matters set forth in the below-mentioned certificate, the Issuer will furnish the Fiscal Agent and each other Paying Agent with a certificate of Authorized Officers instructing the Fiscal Agent and each other Paying Agent whether such payment of principal of (and premium, if any) or any interest on such Securities shall be made without deduction or withholding for or on account of any tax, assessment or other governmental charge. If any such deduction or withholding shall be required, then such certificate shall specify, by country, the amount, if any, required to be withheld on such payment to holders of such Securities, and the Issuer shall provide to the Fiscal Agent on the applicable payment date the funds required to make such payment net of any amounts required to be withheld or deducted as set forth in such certificate. The Issuer agrees to indemnify the Fiscal Agent and each other Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any certificate furnished pursuant hereto.

          (d) Cancellation.  All Securities delivered to the Fiscal Agent (or
              ------------
any other Agent appointed by the Issuer pursuant to Section 2 hereof) by a holder for payment, redemption or exchange, or by the Issuer for cancellation, or by the Common Depositary in accordance with Section 3 hereof, shall be canceled and destroyed by the Fiscal Agent (or, if delivered to another Agent appointed by the Issuer pursuant to Section 2 hereof, by such other Agent, which shall thereupon furnish certificates of such destruction to the Fiscal Agent). Upon such cancellation and destruction (or upon receipt of such certificates from such other Agent), the Fiscal Agent shall furnish certificates of such destruction to the Issuer.

          5.  Exchange of Securities.
              ----------------------

          The Fiscal Agent, or its agent duly authorized by the Fiscal Agent, is hereby authorized from time to time in accordance with the provisions of the Securities and of this Section to authenticate and deliver:

          (i) Securities in exchange for or in lieu of Securities of like tenor and of like form which become mutilated, destroyed, stolen or lost; and

          (ii) Upon partial redemption, Securities of authorized denominations of a like tenor and form as the Securities so surrendered in exchange for the unredeemed portion of any Securities repaid in part only.

          Securities shall be dated the date from which interest on the Securities first begins to accrue. Each Security authenticated and delivered upon any exchange for or in lieu of the whole or any part of any Security shall carry all the rights, if any, to interest accrued and unpaid and to accrue which were carried by the whole or such part of such Security.

          6.   Redemption.
               ----------

          All notices of redemption of the Securities shall be made in the name and at the expense of the Issuer and shall be given in accordance with the provisions applicable thereto set forth in the text of the Securities.

          Whenever less than all the Securities at any time Outstanding are to be redeemed at the option of the Issuer, the particular Securities to be redeemed shall be selected not more than 60 days prior to the redemption date by the Fiscal Agent from the Outstanding Securities not previously called for redemption, by prorating, as nearly as may be practicable, the principal amount of Securities to be redeemed. In any proration pursuant to this Section, the Fiscal Agent shall make such adjustments, reallocations and eliminations as it shall deem proper to the end that the principal amount of Securities so prorated shall be (Yen)1,000,000,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any holder on the basis of exact proportion by an amount not exceeding (Yen)1,000,000,000. The Fiscal Agent in its discretion may determine the particular Securities (if there are more than one) registered in the name of any holder which are to be redeemed, in whole or in part. Upon any partial redemption of a Security, the Issuer will issue and the Fiscal Agent shall authenticate and deliver in exchange therefor one or more Securities, of any authorized denomination as requested by the holder, in aggregate principal amount equal to the unredeemed portion of the principal of such Security.

          7.   Delivery of Certain Information.
               -------------------------------

          (a) The Issuer shall maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (as defined in Condition 7 of the Terms and Conditions of the Securities). So long as any Securities are Outstanding (as defined in Section 11(d) hereof) and subject to the second sentence of subsection (b) below, the Issuer will furnish or cause to be furnished to the Fiscal Agent and, upon request of a holder of Securities, the Fiscal Agent shall furnish to such holder, as soon as available, a copy (in English):

          (i) as soon as practicable and in any event within 60 days after the end of each of the first three fiscal quarters of the fiscal year of the Issuer, a copy of the consolidated balance sheet of the Issuer and its Subsidiaries (as defined in Condition 7 of the Terms and Conditions of the Securities), as at the end of the period, and the related consolidated statements of income and cash flows of the Issuer and its

     Subsidiaries for such fiscal quarter and for the fiscal year to date, certified by the chief financial officer, treasurer or controller of the Issuer as fairly presenting the financial condition of the Issuer and its Subsidiaries in all material respects as at the dates indicated and the results of their operations and changes in cash flows for the periods indicated in accordance with GAAP, except for the absence of footnotes and subject to changes resulting from audit and normal year-end adjustment;

          (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year of the Issuer, commencing with fiscal year 1996, a copy of the consolidated balance sheet of the Issuer and its Subsidiaries as at the end of such year and the related consolidated statement of income, stockholders' equity and cash flows of the Issuer and its Subsidiaries for such fiscal year, accompanied by a report thereon of and a letter from Arthur Andersen LLP or other independent public accountants of recognized international standing; which report shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements present fairly in all material respects the financial position of the Issuer and its Subsidiaries as at the dates indicated and the results of operations and cash flows for the periods indicated in conformity with GAAP (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepting auditing standards;

          (b) As soon as practicable after the same are available to the Issuer, the Issuer will deliver to the Fiscal Agent and, upon request of a holder of Securities, the Fiscal Agent shall furnish to such holder as soon as available, a copy (in English), of all material financial statements, reports, notices and proxy statements, if any, sent or made available by the Issuer to its bondholders generally, of all material regular and periodic reports and other filings, if any, made by the Issuer with any securities exchange or the Securities and Exchange Commission, and of all press releases and other statements made available generally by the Issuer to the public concerning material developments in the business of the Issuer and its Subsidiaries taken as a whole. Notwithstanding the foregoing, the Issuer shall have no obligation under this subsection to deliver to the Fiscal Agent copies of (i) court filings and related documents, (ii) state securities or "blue sky" filings, (iii) filings relating to routine business matters such as permits, etc. and (iv) filings pursuant to the consent decree between the Issuer and the U.S. Federal Trade Commission dates July 12, 1978. As to any information contained in materials furnished pursuant to this subsection, the Issuer shall not be separately required to furnish such information under subsection (a) above, but the foregoing shall not derogate the obligation of the Issuer to furnish the information and material described in subsection (a) above at the times specified therein.

          8.   Conditions of Fiscal Agent's Obligations.
               ----------------------------------------

          The Fiscal Agent accepts it obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees and to all of which the rights of holders from time to time of Securities are subject:

          (a) Compensation and Indemnity.  The Fiscal Agent shall be entitled to
              --------------------------
reasonable compensation as agreed with the Issuer for all services rendered by it, and the Issuer agrees promptly to pay such compensation and to reimburse the Fiscal Agent for the reasonable out-of-pocket expenses (including counsel fees) incurred by it in connection with its services hereunder. The Issuer also agrees to indemnify the Fiscal Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence or bad faith, arising out of or in connection with its acting as Fiscal Agent hereunder, as well as the reasonable costs and expenses of defending against any claim of liability in the premises. The obligations of the Issuer under this Section 8(a) shall survive payment of all the Securities or the resignation or removal of the Fiscal Agent.

          (b) Agency. In acting under this Agreement and in connection with the
              ------
Securities, the Fiscal Agent is acting solely as agent of the Issuer and does not assume any responsibility for the correctness of the recitals in the Securities (except for the correctness of the statement in its certificate of authentication thereon) or any obligation or relationship of agency or trust, for or with any of the owners or holders of the Securities, except that all funds held by the Fiscal Agent for the payment of principal of (and premium, if any) and any interest on the Securities shall be held in a segregated account for such owners or holders, as the case may be, as set forth herein and in the Securities, and the Fiscal Agent shall have no claim or right of set-off against funds so held in such segregated account on account of amounts owing to the Fiscal Agent from the Company; provided, however, that monies held in respect of
                               --------  -------
the Securities remaining unclaimed at the end of two years after the principal of all the Securities shall have become due and payable (whether at maturity or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer, as provided and in the manner set forth in the Securities. Upon such repayment, the aforesaid obligation to maintain a segregated account shall terminate and all liability of the Fiscal Agent and Paying Agents with respect to such funds shall thereupon cease.

          (c) Advice of Counsel.  The Fiscal Agent and any Paying Agent or
              -----------------
Transfer Agent appointed by the Issuer pursuant to Section 2 hereof may consult with their respective counsel or other counsel or professional advisors satisfactory to them, and the opinion of such counsel or advisors shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in good faith and without negligence and in accordance with such opinion.

          (d) Reliance.  The Fiscal Agent and any Paying Agent or Transfer Agent
              --------
appointed by the Issuer shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Security, notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith and without negligence, to be genuine and to have been passed or signed by the proper parties.

          (e) Interest in Securities, etc.  The Fiscal Agent, any Paying Agent
              ----------------------------
or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Securities, with the same rights that they would have if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depository, trustee or agent for, any committee or body of holders of Securities or other obligations of the Issuer, as freely as if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person.

          (f) Non-Liability for Interest.  Subject to any agreement between the
              --------------------------
Issuer and the Fiscal Agent to the contrary, the Fiscal Agent shall not be under any liability for interest on monies at any time received by it pursuant to any of the provisions of this Agreement or of the Securities.

          (g) Certifications.  Whenever in the administration of this Agreement
              --------------
the Fiscal Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith or negligence on its part, rely upon a certificate signed by any person authorized by or pursuant to a resolution of the boards of directors of the Issuer and delivered to the Fiscal Agent.

          (h) No Implied Obligations.  The duties and obligations of the Fiscal
              ----------------------
Agent shall be determined solely by the express provisions of this Agreement, and the Fiscal Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Fiscal Agent.

          9.  Resignation and Appointment of Successor.
              ----------------------------------------

          (a) Fiscal Agent and Paying Agent.  The Issuer agrees, for the benefit
              -----------------------------
of the holders from time to time of the Securities, that there shall at all times be a Fiscal Agent hereunder which shall be a bank or trust company in good standing and having an established place of business in London, and authorized under such laws to exercise corporate trust powers, and, to the extent required by the provisions of the Securities, if any, a Paying Agent outside the United States for payment of principal of (and premium, if any) and any interest on such Securities, until all the Securities authenticated and delivered hereunder
(i) shall have been delivered to the Fiscal Agent for cancellation or (ii) become due and payable and monies sufficient to pay the principal of (and premium, if any) and any interest on the Securities shall have been made available for payment and either paid or returned to the Issuer as provided herein and in such Securities.

          (b) Resignation.  The Fiscal Agent may at any time resign by giving
              -----------
written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall not be less than two (2) months from the date on which such notice is given, unless the Issuer agrees to accept shorter notice. The Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness of resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect only upon the appointment by the Issuer, as hereinafter provided, of a successor Fiscal Agent (which, to qualify as such, shall be a bank or trust company in good standing and having and acting through an established place of business in London, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of U.S. $50,000,000) and the acceptance of such appointment by such successor Fiscal Agent. Upon its resignation or removal, the Fiscal Agent shall be entitled to payment by the Issuer pursuant to Section 8 hereof of compensation for services rendered and to reimbursement of out-of-pocket expenses incurred hereunder. If, by the day which is 10 days before the expiration of any notice under this Section 9(b), the Issuer has not appointed a successor Fiscal Agent, the Fiscal Agent shall be entitled, on behalf of the Issuer, to appoint a Fiscal Agent in its place meeting the requirements set out above (which successor Fiscal Agent must be approved by the Issuer, provided that such approval shall not be unreasonably withheld or delayed).

          (c) Successors.  In case at any time the Fiscal Agent or any Paying
              ----------
Agent (if such Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they severally mature, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of applicable receivership, bankruptcy, insolvency, reorganization or other similar legislation, or if a receiver of it or its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Fiscal Agent or Paying Agent, as the case may be, qualified as aforesaid, shall be appointed by the Issuer by an instrument in writing, filed with the successor Fiscal Agent or Paying Agent, as the case may be, and the predecessor Fiscal Agent or Paying Agent, as the case may be. Upon the appointment as aforesaid of a successor Fiscal Agent or Paying Agent, as the case may be, and acceptance by such successor of such appointment, the Fiscal Agent or Paying Agent, as the case may be, so succeeded shall cease to be Fiscal Agent or Paying Agent, as the case may be, hereunder. If no successor Fiscal Agent or other Paying Agent, as the case may be, shall have been so appointed by the Issuer and shall have accepted appointment as hereinafter provided, and, in the case of such other Paying Agent, if such other Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent, then any holder of a Security who has been a bona fide holder of a Security for at least six months, on behalf of himself and all others similarly situated, or the Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor agent. The Issuer shall give prompt written notice to each other Paying Agent of the appointment of a successor Fiscal Agent and shall give prompt written notice to the Fiscal Agent of the appointment of a successor Paying Agent.

          (d) Acknowledgement.  Any successor Fiscal Agent appointed hereunder
              ---------------
shall execute, acknowledge and deliver to its predecessor and to the Issuer an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal Agent hereunder, and such predecessor, upon payment of its compensation and reimbursement of its disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder.

          (e) Merger, Consolidation, etc.  Any corporation into which the Fiscal
              ---------------------------
Agent hereunder may be merged, or any corporation resulting from any merger or consolidation to which the Fiscal Agent shall be a party, or any corporation to which the Fiscal Agent shall sell or otherwise transfer all or substantially all the assets and business of the Fiscal Agent, provided that it shall be qualified as aforesaid, shall be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          10. Payment of Taxes.
              ----------------

          The Issuer will pay all stamp and other duties, if any, which may be imposed by the State of Delaware, the United States of America or any political subdivision thereof or taxing authority of or in the foregoing with respect to this Agreement or the issuance of the Securities.

          11. Meetings and Amendments.
              -----------------------

          (a) Calling of Meeting, Notice and Quorum.  A meeting of holders of
              -------------------------------------
Securities may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities or to modify, amend or supplement the terms of the Securities or this Agreement as hereinafter provided. The Fiscal Agent may at any time call a meeting of holders of Securities for any such purpose to be held at such time and at such place in London as the Fiscal Agent shall determine. Notice of every meeting of holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in the terms of the Securities, not less than 30 nor more than 60 days prior to the date fixed for the meeting. In case at any time the Issuer or the holders of at least 25% in aggregate principal amount of the Outstanding Securities (as defined in subsection (d) of this Section) shall have requested the Fiscal Agent to call a meeting of the holders of Securities for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purposes by giving notice thereof.

          To be entitled to vote at any meeting of holders of Securities, a person shall be a holder of Outstanding Securities. The persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. At the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount the Outstanding Securities shall constitute a quorum for the taking of an action set forth in the notice of the original meeting. The Fiscal Agent may make such reasonable and customary regulations as it shall deem advisable for any meeting of holders of Securities with respect to the proof of the holdings of Securities, the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

          (b) Approval. (i) At any meeting of holders of Securities duly called
              --------
and held as specified above, upon the affirmative vote of the holders of not less than a majority in aggregate principal amount of the Securities then Outstanding represented at such meeting (or of such other percentage as may be set forth in the text of the Securities with respect to the action being taken), or (ii) with the written consent of the owners of not less than a majority in aggregate principal amount of the Securities then Outstanding (or of such other percentage as may be set forth in the text of the Securities with respect to the action being taken), the Issuer and the Fiscal Agent may, but shall not be obligated to, modify, amend or supplement the terms of the Securities or this Agreement, in any way, and the holders of Securities may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities; provided, however, that any resolution referred to in
                          --------  -------
clause (i) above shall be approved by the holders of not less than 25% in aggregate principal amount of the Securities then Outstanding, and; provided,
                                                                    --------
further, that no such action may, without the consent of the holder of each
-------
Security affected thereby, (A) change the due date for the payment of the principal of (or premium, if any) or any installment of interest on any Security, (B) reduce the principal amount of any Security (or premium, if any, thereon), the portion of such principal amount which is payable upon acceleration of the maturity of such Security or the interest rate thereon, (C) change the coin or currency in which or the required places at which payment with respect to interest, premium or principal in respect of Securities is payable, (D) permit the Issuer to redeem the Securities if, prior to such action, the Issuer is not permitted so to do, or (E) reduce the proportion of the principal amount of Securities required to constitute a quorum at any meeting of holders of Securities for the adoption of any resolution or the vote or consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Securities or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given. The Issuer and the Fiscal Agent may, without the vote or consent of any holder of Securities, amend this Agreement or the Securities for the purpose of curing any ambiguity, or of curing, correcting or, supplementing any defective provision thereof, or in any manner which the Issuer and the Fiscal Agent may deem necessary or desirable and which they determine shall not be inconsistent with the Securities and shall not materially adversely affect the interest of any holder of Securities or in any manner permitted as set forth in the text of the Securities.

          It shall not be necessary for the vote or consent of the holders of Securities to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.

          (c)   Binding Nature of Amendments, Notices, Notations, etc.  Any
                ------------------------------------------------------
instrument given by or on behalf of any holder of a Security in connection with any consent to or vote for any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Security or any Security issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be conclusive and binding on all holders of Securities, whether or not they have given such consent or cast such vote or were present at any meeting, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Securities. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Securities or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each holder of Securities affected thereby, in all cases as provided in such Securities.

          Securities authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent and the Issuer as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Securities modified to conform, in the opinion of the Fiscal Agent and the Issuer, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may be prepared by the Issuer, authenticated by the Fiscal Agent (or any authentication agent appointed pursuant to Section 3 hereof) and delivered in exchange for Outstanding Securities.

          (d)   "Outstanding" Defined.  For purposes of the provisions of this
                ---------------------
Agreement and the Securities, any Security authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:
               ------

          (i) Securities theretofore canceled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation or held by the Fiscal Agent for reissuance but not reissued by the Fiscal Agent;

          (ii) Securities which have been called for redemption in accordance with their terms or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof (and premium, if any) and any interest thereon shall have been made available to the Fiscal Agent; or

          (iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the holders of the requisite
--------  -------
principal amount of Outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, (i) the principal amount of a Security which by its terms provides for an amount less than the principal amount to be due and payable upon a declaration of acceleration of the maturity thereof that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the maturity thereof, and (ii) Securities owned directly or indirectly by the Issuer shall be disregarded and deemed not to be Outstanding.

          12. Governing Law.
              -------------

          Except as otherwise provided by applicable mandatory provisions of law, this Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York, United States of America.

          13. Notices.
              -------

          All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Fiscal Agent shall be delivered, transmitted by facsimile, telexed or telegraphed to it at 336 Strand, London WC2R 1HB, Attention: Bond Agency Department, facsimile transmission no. 44171-500-0483 or if sent to the Issuer shall be delivered or transmitted by facsimile to it at Levi Strauss & Co., Levi's Plaza, 1155 Battery Street, IH1/5, San Francisco, California 94111, facsimile transmission no. (415) 501-1342, Attention: Treasurer. The foregoing addresses for notices or communications may be changed by written notice given by the addressee to each party hereto, and the addressee's address shall be deemed changed for all purposes from and after the giving of such notice.

          If the Fiscal Agent shall receive any notice or demand addressed to the Issuer by the holder of a Security, the Fiscal Agent shall promptly forward such notice or demand to the Issuer.

          14. Consent to Service; Jurisdiction.
              --------------------------------

          The Issuer hereby appoints Citibank, N.A., 120 Wall Street in the Borough of Manhattan, The City of New York (attention: Corporate Trust Administration) and its successors as its authorized agent (the "Authorized Agent") upon which process may be served in any action arising out of or based on the Securities or this Agreement which may be instituted in any State or Federal court in the City of New York by the holder of any Security and expressly accepts the jurisdiction of any such court in respect of such action. Such appointment, which the Fiscal Agent hereby accepts, shall be irrevocable until all amounts in respect of the principal of (and premium, if any) and any interest due and to become due on or in respect of all the Securities have been either paid or discharged in full, unless and until a successor Fiscal Agent shall have been appointed as such Authorized Agent and shall have accepted such appointment. The Issuer shall take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized

Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to the holders of the Securities, shall be deemed, in every respect, effective service of process upon the Issuer. Notwithstanding the foregoing, any action arising out of or based on the Securities may be instituted by the holder of any Security in any other court of competent jurisdiction.

          15.  Headings.
               --------

          The section headings herein are for convenience only and shall not affect the construction hereof.

          16.  Currency Rate Indemnity.
               -----------------------

          If a judgment or order is given by a court or tribunal of any particular jurisdiction for the payment of any amounts owing under any of the Securities to the holders thereof, such judgment or order is expressed in a currency other than Yen, and the amount which is received (or could have been received) by converting such other currency to Yen promptly following receipt at the prevailing rate of exchange in a foreign exchange market reasonably selected by such holder of Securities is less than the amount owed by the Issuer in Yen, then the Issuer shall indemnify and hold each affected holder of Securities harmless against the deficiency and any direct loss sustained as a result thereof. The Issuer shall also pay the reasonable cost of the conversion but shall not be obligated to pay any special or consequential damages.

          17.  Terms and Conditions.
               --------------------

          The Terms and Conditions of the Securities attached hereto as Exhibit D shall be part of the terms of all the Securities and applicable thereto for all purposes. However, the Issuer may prepare the Securities in a form that includes Terms and Conditions numbered 1 through 6, inclusive, and 12 through 15, inclusive, only. The omission of such other Terms and Conditions from the forms of Securities is for convenience only and shall not affect the Terms and Conditions applicable to the Securities that shall include all of the Terms and Conditions.

          18.  Counterparts.
               ------------

          This Agreement may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first above written.

                              LEVI STRAUSS & CO.

                              By ________________________
                                 Title:

                              By ________________________
                                 Title:

Attest:


_________________________

                              CITIBANK, N.A. (LONDON BRANCH),
                                 as Fiscal Agent

                              By ________________________
                                 Title:

Attest:


_________________________

                                   EXHIBIT A

                       FORM OF TEMPORARY GLOBAL SECURITY

        THIS SECURITY IS A TEMPORARY GLOBAL SECURITY WITHIN THE MEANING
        OF THE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER.  NO EX-
          CHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY
           BE MADE FOR AN INTEREST IN THE PERMANENT GLOBAL SECURITY
            EXCEPT ON OR AFTER THE EXCHANGE DATE AND UPON DELIVERY
              OF CERTIFICATIONS RELATING TO SUCH INTEREST IN THE
                FORMS REQUIRED BY THE FISCAL AGENCY AGREEMENT.

        THIS OBLIGATION HAS NOT BEEN REGISTERED UNDER THE UNITED STATES
              SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE
                 OFFERED OR SOLD IN CONTRAVENTION OF THAT ACT.


                              LEVI STRAUSS & CO.

                              (Yen)20,000,000,000

                  4.25 per cent.  Bonds due November 22, 2016

No. TG-1                                                      ISIN: XS0071465586

                           TEMPORARY GLOBAL SECURITY

          LEVI STRAUSS & CO., a corporation duly organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to National City Nominees Limited, or registered assigns, the principal sum of Twenty Billion Japanese Yen ((Yen)20,000,000,000) on November 22, 2016 (or on such earlier date as such principal may become payable in accordance with the Terms and Conditions (the "Conditions") of the Securities designated above (the "Securities") which are attached hereto) and to pay interest thereon from November 22, 1996 or from the most recent Interest Payment Date (as defined in the Conditions) to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing May 1, 1997 (each an "Interest Payment Date"), and on the date of maturity, at the rate of 4.25 per cent. per annum (calculated on the basis of a year of twelve 30-day months), until the principal hereof is paid or made available for payment, and, to the fullest extent permitted by applicable law, at the rate of 4.25 per cent. per annum on any overdue principal and premium and on any overdue instalment of interest.

          This Temporary Global Security is one of a duly authorized issue of Securities of the Issuer designated as specified in the title hereof, issued and to be issued under the Fiscal Agency Agreement, dated as of November 22, 1996 ("Fiscal Agency Agreement"), between the Issuer and Citibank, N.A. (London Branch), as Fiscal Agent ("Fiscal Agent"). On or after January 4, 1997 (the "Exchange Date"), this temporary security is exchangeable in whole or from time to time in part without charge upon request of the Holder hereof for a beneficial interest in a duly executed and authenticated Permanent Global Security in registered form, without coupons, of authorized denominations as promptly as practicable following presentation of certification, in the form required by the Fiscal Agency Agreement for such purpose, from Euroclear or Cedel Bank, and upon presentation of certification to Euroclear or Cedel, substantially in the form of certificate attached as Exhibit F to the Fiscal Agency Agreement, from the beneficial owners of the Temporary Global Security or portions thereof being exchanged. Upon any exchange of a part of this Temporary Global Security for a beneficial interest in the Permanent Global Security, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged in order that the Permanent Global Security represents an aggregate principal amount of securities equal to the aggregate principal amount of beneficial interests in this Temporary Global Security submitted for exchange.

          Until exchanged in full for the Permanent Global Security, this Temporary Global Security shall in all respects be entitled to the same benefits and subject to the same terms and conditions of, and the Issuer shall be subject to the same restrictions as those to be endorsed on, the Permanent Global Security and those contained in the Fiscal Agency Agreement.

          This Temporary Global Security shall be governed by and construed in accordance with the laws of the State of New York.

          Reference is hereby made to the provisions of the Conditions of this Temporary Global Security attached hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

          All terms used in this Temporary Global Security which are defined in the Fiscal Agency Agreement or the definitive Securities shall have the meanings assigned to them therein.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Fiscal Agent by the manual signature of one of its duly authorized officers, this Temporary Global Security shall not be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this Temporary Global Security to be duly executed and its corporate seal to be hereunto affixed and attested.

Dated: November 22, 1996

                              LEVI STRAUSS & CO.

                              By _________________________
                                 Title:


                              By _________________________
                                 Title:

[Corporate Seal]

Attest:

________________________
Title:

          This is the Temporary Global Security referred to in the within-mentioned Fiscal Agency Agreement and is authenticated by or on behalf of the Fiscal Agent.


                              CITIBANK, N.A. (LONDON BRANCH),
                                 as Fiscal Agent

                              By _________________________

                                    Authorized Officer

                                  SCHEDULE OF
               PRINCIPAL AMOUNT OF THE TEMPORARY GLOBAL SECURITY

          The following subtractions of parts of the principal amount of this Temporary Global Security have been made:





                            Portion of the aggregate
                            principal amount of this
                              Temporary Global Security      Remaining principal
                            exchanged for interests in         amount of this              Notation made on
  Date of exchange or          the Permanent Global           Temporary Global           behalf of the Fiscal
   cancellation                    Security                      Security                      Agent
 --------------------     ------------------------------  -----------------------      ------------------------
                          (Yen)                           (Yen)
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------
--------------------     ------------------------------  -----------------------      ------------------------

                                   EXHIBIT B

                       FORM OF PERMANENT GLOBAL SECURITY

           THIS OBLIGATION HAS NOT BEEN REGISTERED UNDER THE UNITED
            STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT
               BE OFFERED OR SOLD IN CONTRAVENTION OF THAT ACT.

                              LEVI STRAUSS & CO.

                                    (Yen)0

                  4.25 per cent.  Bonds due November 22, 2016


No. PG-1                                                      ISIN: XS0071465586


                           PERMANENT GLOBAL SECURITY

          LEVI STRAUSS & CO., a corporation duly organized under the laws of Delaware (herein called the "Issuer"), for value received, hereby promises to pay to National City Nominees Limited, or registered assigns, the principal sum of Zero Japanese Yen ((Yen)0) (or such other amount as is shown in column four on the Schedule attached hereto, but in no event to exceed (Yen)20,000,000,000) on November 22, 2016 (or on such earlier date as such principal amount may become payable in accordance with the Terms and Conditions (the "Conditions") of the Securities designated above (the "Securities") which are attached hereto) and to pay interest thereon from November 22, 1996 or from the most recent Interest Payment Date (as defined in the Conditions) to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing May 1, 1997 (each an "Interest Payment Date"), and on the date of maturity, at the rate of 4.25 per cent. per annum (calculated on the basis of a year of twelve 30-day months), until the principal hereof is paid or made available for payment, and, to the fullest extent permitted by applicable law, at the rate of 4.25 per cent. per annum on any overdue principal and premium and on any overdue instalment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Permanent Global Security is registered at the close of business on the April 15 or October 15 next preceding such Interest Payment Date ("Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the person in whose name this Permanent Global Security is registered on such Record Date and may be paid to the person in whose name this Permanent Global Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Issuer or be paid at any time in any other lawful manner not inconsistent with the requirement of any securities exchange on which this Permanent Global Security may be listed. Such payments (including premium, if any) shall be made by Japanese Yen check drawn on, or transfer to a Japanese Yen account maintained by the payee with, a bank in the City of Tokyo. Payment of interest on this Permanent Global Security will be made by Japanese Yen check drawn on a bank in The City of Tokyo mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in Condition 3 of the Conditions hereof) or, upon application by the Holder to the Fiscal Agent not later than the Record Date in respect of such payment, by transfer to a Japanese Yen account maintained by the Holder with a bank in the City of Tokyo.

          Upon any exchange of a part of the Temporary Global Security for a beneficial interest in this Permanent Global Security, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent on the Schedule hereto, and the principal amount hereof shall be increased for all purposes by the amount so exchanged.

          This Permanent Global Security is one of a duly authorized issue of Securities of the Issuer designated as specified in the title hereof, issued and to be issued under the Fiscal Agency Agreement, dated as of November 22, 1996 ("Fiscal Agency Agreement"), between the Issuer and Citibank, N.A. (London Branch), as Fiscal Agent ("Fiscal Agent"). This Permanent Global Security is exchangeable, in whole but not in part, for a Definitive Security or Securities without charge if (i) there occurs and is continuing any Event of Default under Condition 6 or (ii) this Permanent Global Security is held on behalf of Euroclear or Cedel or an alternative clearing system and Euroclear or Cedel or such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so. Thereupon the holder of a beneficial interest in this Permanent Global Security may give notice to the Fiscal Agent of its intention to exchange the Permanent Global Security for Definitive Securities on a day falling not less than 60 days after the day on which the notice requiring an exchange is given and on which banks are open for business in the city of London.

          Reference is hereby made to the provisions of the Conditions of this Permanent Global Security attached hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Fiscal Agent by the manual signature of one of its duly authorized officers, this Permanent Global Security shall not be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed and its corporate seal to be affixed hereto and attested.

Dated:  November 22, 1996


                              LEVI STRAUSS & CO.

                              By ________________________
                                 Title:

                              By ________________________
                                 Title:

[Corporate Seal]

Attest:

_________________________
Title:

          This is the Permanent Global Security referred to in the within-mentioned Fiscal Agency Agreement and is authenticated by or on behalf of the Fiscal Agent.

                              CITIBANK, N.A. (LONDON BRANCH),
                                 as Fiscal Agent


                              By ________________________
                                    Authorized Officer

                                  SCHEDULE OF
               PRINCIPAL AMOUNT OF THE PERMANENT GLOBAL SECURITY

          The following increases to and subtractions from the principal amount of this Permanent Global Security have been made:




            Reason for change in     Increase to or
             principal amount of    subtraction from       Aggregate principal      Notation made on
               this Permanent          aggregate          amount following such       behalf of the
 Date        Global Security/*/     principal amount     increase or subtraction      Fiscal Agent
------    -----------------------  ------------------   -------------------------  ------------------
                                   (Yen)                (Yen)
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------
------    -----------------------  ------------------   -------------------------  ------------------

____________________
   /*/ State whether increase/subtraction follows (1) exchange of all or a portion of the Temporary Global Note, (2) redemption of all or a portion of this Permanent Global Security, (3) payment and cancellation of Permanent Global Security or (4) exchange of this Permanent Global Security for Definitive Securities.

                                   EXHIBIT C

                          FORM OF DEFINITIVE SECURITY

           THIS OBLIGATION HAS NOT BEEN REGISTERED UNDER THE UNITED
                STATES SECURITIES ACT OF 1933, AS AMENDED, AND
                         MAY NOT BE OFFERED OR SOLD IN
                          CONTRAVENTION OF THAT ACT.


                              LEVI STRAUSS & CO.

                                 (Yen)________

                  4.25 per cent.  Bonds due November 22, 2016

No. D-______________                                          ISIN: XS0071465586

          LEVI STRAUSS & CO., a corporation duly organized under the laws of Delaware (herein called the "Issuer"), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of _______________ Japanese Yen ((Yen)__________) on November 22, 2016 (or on such earlier date as such principal amount may become payable in accordance with the Terms and Conditions (the "Conditions") of the Securities designated above (the "Securities") which are attached hereto) and to pay interest thereon from November 22, 1996 or from the most recent Interest Payment Date (as defined in the Conditions) to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year, commencing May 1, 1997 (each an "Interest Payment Date"), and on the date of maturity, at the rate of
4.25 per cent. per annum (calculated on the basis of a year of twelve 30-day months), until the principal hereof is paid or made available for payment, and, to the fullest extent permitted by applicable law, at the rate of 4.25 per cent. per annum on any overdue principal and premium and on any overdue instalment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Security is registered at the close of business on the April 15 or October 15 next preceding such Interest Payment Date ("Record Date"). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the person in whose name this Security is registered on such Record Date and may be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Issuer or be paid at any time in any other lawful manner not inconsistent with the requirement of any securities exchange on which this Security may be listed. Such payments (including premium, if any) shall be made by Japanese Yen check drawn on, or transfer to a Japanese Yen account maintained by the payee with, a bank in the City of Tokyo. Payment of interest on this Security will be made by Japanese Yen check drawn on a bank in The City of Tokyo mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in Condition 3 of the Terms and Conditions hereof) or, upon application by the Holder to the Fiscal Agent not later than the Record Date in respect of such payment, by transfer to a Japanese Yen account maintained by the Holder with a bank in the City of Tokyo. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and premium, if any, and interest on this Security has been made available for payment and either paid or returned to the Issuer, it will at all times maintain an office or agency outside the United States for the payment of the principal of and premium, if any, and interest on the Securities as herein provided.

          This Security is one of a duly authorized issue of Securities of the Issuer designated as specified in the title hereof, issued and to be issued under the Fiscal Agency Agreement, dated as of November 22, 1996 ("Fiscal Agency Agreement"), between the Issuer and Citibank, N.A. (London Branch), as Fiscal Agent ("Fiscal Agent"). Reference is hereby made to the provisions of the Conditions of this Security attached hereto, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Fiscal Agent by the manual signature of one of its duly authorized officers, this Security shall not be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed and its corporate seal to be affixed hereto and attested.

Dated:  November 22, 1996


                              LEVI STRAUSS & CO.

                              By __________________________
                                 Title:

                              By __________________________
                                 Title:

[Corporate Seal]

Attest:

_________________________
Title:


          This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement and is authenticated by or on behalf of the Fiscal Agent.

                              CITIBANK, N.A. (LONDON BRANCH),
                                as Fiscal Agent

                              By _______________________
                                    Authorized Officer

                                   EXHIBIT D

                     TERMS AND CONDITIONS OF THE SECURITIES

          1. This Security is one of a duly authorized issue of securities of the Issuer in the aggregate principal amount of 20,000,000,000 Japanese Yen ((Yen)20,000,000,000), designated as its 4.25 per cent. Bonds due November 22, 2016 (herein called the "Securities"). The Issuer, for the benefit of the Holders (as defined in Condition 2 herein) from time to time of the Securities, has entered into a Fiscal Agency Agreement, dated as of November 22, 1996 (herein called the "Fiscal Agency Agreement"), between the Issuer and Citibank, N.A. (London Branch), as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in London. Upon the written request of any Holder, the Fiscal Agent will provide a copy of the Fiscal Agency Agreement to such Holder.

          The Securities are unsecured direct, unconditional and general obligations of the Issuer and will rank pari passu, without any preference or
                                        ---- -----
priority of payment, among themselves and with all other evidences of indebtedness issued in accordance with the Fiscal Agency Agreement and with all other unsecured and unsubordinated indebtedness of the Issuer.

          2. The Securities are issuable as registered Securities. The Securities are issuable in authorized denominations of ((Yen)1,000,000,000 and integral multiples thereof. As used herein, the term "Holder", when used with respect to any Security, means the person in whose name such Security is registered in the Security Register.

          3. The Issuer shall maintain in London an office or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer has initially appointed the corporate trust office (the "Principal Office") of the Fiscal Agent as its agent in London for such purpose and has agreed to cause to be kept at such office a register (the register maintained in such office and in any other office or agency for such purpose being herein collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration and transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or any transfer agent or to appoint additional or other registrars or transfer agents or to approve any change in the office through which any security registrar or transfer agent acts, provided that there will at all times be a security registrar in London.

          The transfer of a Security is registrable on the Security Register upon surrender of such Security at the Principal Office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the Holder thereof or his attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder upon request confirmed in writing, Securities may be exchanged for Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the office of any transfer agent or at the Principal Office of the Fiscal Agent. Any registration of transfer or exchange will be effected upon the transfer agent or the Fiscal Agent, as the case may be, being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the Issuer may from time to time agree with the transfer agents and the Fiscal Agent. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          In the event of a redemption in part, the Issuer shall not be required
(i) to register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the date notice is given identifying the Securities to be redeemed or (ii) to register the transfer of or exchange any registered Security, or portion thereof, called for redemption.

          All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Security not involving any registration of a transfer.

          The Issuer and the Fiscal Agent and any other paying agency of the Issuer may deem and treat the person in whose name a Security is registered the owner thereof for all purposes whether or not such Security be overdue, and neither the Issuer, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

          4. (a) Subject to the following provisions, the Issuer shall provide to the Fiscal Agent at its head office in the City of Tokyo, on or prior to the applicable due date for the payment of Securities, funds required to make payment of the principal of and interest on the Securities, at the times, in the amounts, in such coin or currency and for the purposes set forth herein and in the text of the Securities; and the Issuer hereby authorizes and directs the Fiscal Agent from funds so paid to it to make or cause to be made payment of the principal of (and premium, if any) and interest on the Securities as set forth herein and in the text of the Securities. The Fiscal Agent will arrange directly with the Paying Agents (if applicable) for the payment, and the Fiscal Agent will make payment, in the manner provided herein and in the Securities, from funds furnished by the Issuer, of the principal of (and premium, if any) and interest on the Securities.

          The principal of (and premium, if any) and interest on the Securities shall be payable in Japanese Yen. Payment of principal shall be made to the registered owner against surrender of Securities, subject to any applicable laws and regulations, at the office of any Paying Agent. Payment of any installment of interest on a Security shall be made to the person in whose name such Security is registered at the close of business on April 15 and October 15 (whether or not such days are business days) in the year of the relevant interest payment date (the "Record Date"), in accordance with such information furnished to the Fiscal Agent by the Registrar promptly after each Record Date. Payments of principal (and premium, if any) and interest will be made, subject to any applicable laws and regulations, by transfer to a Japanese Yen account maintained by the payee with a bank in Tokyo. Each registered owner shall give notice of such Japanese Yen account, in the case of principal payments, to the relevant Paying Agent not less than 15 days prior to the date of the payment to be received, or, in the case of interest payments, to the Registrar not later than the Record Date relating to the payment to be received. If a registered owner fails to give such notice prior to the time limit specified above, payments of principal (and premium, if any) and interest will be made, subject to any applicable laws and regulations, by a Japanese Yen check drawn on a bank in Tokyo unless the relevant Paying Agent or (as the case may be) the Registrar at its discretion accepts such notice given after the time limit specified above. Payments to non-residents of Japan shall be made to a non-resident Japanese Yen account maintained by the payee with an authorized foreign exchange bank in Tokyo or (as the case may be) by a Japanese Yen check drawn on an authorized foreign exchange bank in Tokyo, subject to each case to any applicable laws and regulations. Any monies paid by the Issuer to the Fiscal Agent for the payment of the principal of or premium, if any, or interest on any Securities and remaining unclaimed at the end of two years after such principal, premium or interest shall have become due and payable (whether at maturity, upon call for redemption or otherwise) and monies sufficient therefor shall have been duly made available for payment shall then be repaid to the Issuer upon its written request, and upon such repayment all liability of the Fiscal Agent and the Paying Agents with respect thereto shall cease, without, however, limiting in any way any obligation the Issuer may have to pay the principal of or premium, if any, and interest on this Security as the same shall become due.

          (b) In any case where the due date for the payment of the principal of and premium, if any, or interest on any Security or the date fixed for redemption of any Security shall be at any place of payment a day on which banking institutions in such place or in Tokyo or London are authorized or obligated by law to close, then payment of principal, premium or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in such place or in Tokyo or London are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption, and no interest shall accrue for the period after such date.

          5. (a) On November 1, 2006 and on any Interest Payment Date thereafter, the Securities are subject to redemption, at the option of the Issuer in whole or in part, upon not less than 30 nor more than 60 days' prior written notice given as hereinafter provided, at a redemption price equal to the Make Whole Redemption Amount.

          (b) In the case of any partial redemption of Securities, the Securities to be redeemed shall be selected by the Fiscal Agent not more than 60 days prior to the redemption date, from the Outstanding Securities not previously called for redemption, by prorating, as nearly as may be practicable, the principal amount of Securities to be redeemed. In any proration pursuant to this Condition 5, the Fiscal Agent shall make such adjustments, reallocations and eliminations as it shall deem proper to the end that the principal amount of Securities so prorated shall be (Yen)l,000,000,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any Holder on the basis of exact proportion by an amount not to exceed (Yen)1,000,000,000.

          (c) Notices to redeem Securities shall be given in writing mailed, first-class postage prepaid, to each Holder of Securities, or portions thereof, so to be redeemed, at his address as it appears in the Security Register. Neither the failure to give notice nor any defect in any notice given to any particular Holder of a Security shall affect the sufficiency of any notice with respect to other Securities. Notices to redeem Securities shall specify the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of the Securities to be redeemed (or portion thereof in the case of a partial redemption of a Security), that interest accrued to the date fixed for redemption (unless the redemption date is an Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue.

          (d) If notice of redemption has been given in the manner set forth in clause (c) of this Condition 5 the Securities so to be redeemed shall become due and payable on the redemption date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in such notice the Securities shall be paid and redeemed by the Issuer at the places and in the manner herein specified and at the redemption price herein specified together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date. From and after the redemption date, if monies for the redemption of Securities called for redemption shall have been made available at the corporate trust office of the Fiscal Agent for redemption on the redemption date, the Securities called for redemption shall cease to bear interest and the only right of the holders of such Securities shall be to receive payment of the redemption price together with accrued interest (unless the redemption date is an Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Securities are not made available for payment until after the redemption date, the Securities called for redemption shall not cease to bear interest until such monies have been so made available.

          (e) Any Security which is to be redeemed only in part shall be surrendered with, if the Issuer or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

          (f) Securities redeemed or otherwise acquired by the Issuer or their subsidiaries will forthwith be delivered to the Fiscal Agent for cancellation and may not be reissued or resold.

          The following terms used in this Condition 5 shall have the following meanings:

          "Adjusted JGB Rate" means a rate of interest per annum calculated by the Calculation Agent corresponding to the calculated yield per annum of a Japanese Government Bond ("JGB") bearing a maturity equal to the Remaining Term, such yield to be interpolated between the yields on (i) the JGB with a constant maturity closest to and greater than the Remaining Term and (ii) the JGB with a constant maturity closest to and less than the Remaining Term, plus the Credit Spread.

          "Calculation Agent" means Goldman Sachs International or, if it is unavailable or unwilling to serve, any other banking or investment banking firm of recognized international standing appointed from time to time by the Issuer to act as Calculation Agent hereunder.

          "Credit Spread" means .45 per cent. from November 1, 2006 to and including November 1, 2011, and .25 per cent. thereafter.

          "Make Whole Redemption Amount" in respect of any Security means the aggregate present value as of such date of each yen of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to such date) that would have been payable in respect of each such yen if such redemption or payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Adjusted JGB Rate from the respective dates on which principal and interest would have been payable if such redemption or payment had not been made; provided, however, that beginning November 1, 2006 to
                           --------  -------
and including November 1, 2011, such amount shall not be less than 100 per cent. of the aggregate principal amount of the Securities being so redeemed.

          "Remaining Term" means the remaining term of the Securities from the redemption date.

          6. In the event of the occurrence of any of the following events (each, an "Event of Default")

          (a) default in the payment of the principal of or premium, if any, of any Security when due (whether at maturity, upon redemption or otherwise); or

          (b) default in the payment of any interest on any Security for a period of more than 30 days after the date when due; or

          (c) default in the performance or breach of any other covenant, warranty or agreement contained in the Securities or, if applicable to the Securities, in the Fiscal Agency Agreement for a period of 60 days after the date on which written notice of such default requiring the Issuer to remedy the same and stating that such notice is a "Notice of Default" shall first have been given to the Issuer by the Fiscal Agent or to the Issuer and the Fiscal Agent by the holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

          (d) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Issuer or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed of the Issuer with a principal amount then outstanding, individually or in the aggregate, in excess of $25,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged or such failure to pay or such acceleration having been rescinded or annulled, within a period of 30 days after the date on which written notice of such failure to pay or such acceleration, requiring the Issuer to remedy the same and stating that such notice is a "Notice of Default", shall first have been given to the Issuer by the Fiscal Agent or to the Issuer and the Fiscal Agent by the holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

          (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer, and any such decree or order for relief or any such other decree or order shall continue unstayed and in effect for a period of 60 consecutive days; or

          (f) commencement by the Issuer of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under any such applicable law, or the consent by the Issuer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or the making by the Issuer of an assignment for the benefit of creditors, or the taking of action by the Issuer in furtherance of any such action;

then, in the case of any Event of Default specified in clause (e) or (f) above, the principal of, any accrued interest on and any unpaid additional amounts in respect of the Securities then Outstanding (as such term is defined in the Fiscal Agency Agreement) shall ipso facto become immediately due and payable
                               ---- -----
without any declaration or other act on the part of the Fiscal Agent or the holder of any Security. If any Event of Default specified in clause (a) or (b) above occurs and is continuing, the holder of any Security may, by notice in writing to the Issuer, declare the principal of such Security to be immediately due and payable, and upon such declaration the principal of and any accrued interest on such Security shall become immediately due and payable. If any other Event of Default shall have occurred and be continuing, the Fiscal Agent shall, at the request of the holders of not less than 25% in principal amount of the Outstanding Securities, by written notice to the Issuer, declare the principal of all the Securities to be due and payable immediately, and upon such declaration the principal of and any accrued interest on shall become immediately due and payable. The right of the Fiscal Agent to give any such notice shall terminate if the Event of Default giving rise to such right shall have been cured before such right is exercised.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the Outstanding Securities, by written notice to the Issuer and the Fiscal Agent, may rescind and annul such declaration and its consequences if

          (1) the Issuer has paid or deposited with the Fiscal Agent, a sum sufficient to pay

               (A) all overdue interest on all Securities,

               (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and, to the extent that payment of such interest is lawful, interest thereon at the rate provided herein, and

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided herein,

          and

          (2) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          As provided in Section 17 of the Fiscal Agency Agreement, Terms and Conditions 7 through 11, inclusive, may be omitted from the "Terms and Conditions" of the Securities, but shall remain applicable to the Securities.

          7. For so long as any of the Securities remain Outstanding or any amount remains unpaid on any of the Securities, the Issuer will comply with the terms of the covenants set forth below:

          (a) The Issuer shall at all times preserve and keep in full force and effect its corporate existence and rights and franchises material to its business and its goodwill and the business and the goodwill of each of its Subsidiaries, except where the failure to do so would not in the aggregate have a Material Adverse Effect (as defined below).

          (b) The Issuer shall comply with the requirements of each applicable Requirement of Law (as defined below), except where the failure to do so would not in the aggregate have a Material Adverse Effect.

          (c) The Issuer shall pay, and cause each of its Subsidiaries (as defined below) to pay, all taxes, assessments and other governmental charges (other than taxes, assessments and other governmental charges not exceeding $5,000,000 in the aggregate) imposed upon them or any of their properties or assets or in respect of any of their franchises, business, income or property before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums (other than claims not exceeding $5,000,000 in the aggregate) which have become due and payable and which by law have or may become a Lien (as defined below) upon any of their properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such governmental charge or claim need be paid if it is being contested in good faith by appropriate proceedings and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

          (d) The Issuer shall maintain or cause to be maintained in good repair, working order and condition all properties used or useful in the business of the Issuer and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof, if the failure to perform such actions would in the aggregate have a Material Adverse Effect. The Issuer shall maintain or cause to be maintained, through self-insurance or with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and business of its Subsidiaries against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations, if the failure to do so would (as to all such failures in the aggregate) have a Material Adverse Effect.

          (e) The following terms used in this Condition 7 and/or, as applicable, in Conditions 8 or 9, shall have the following meanings:

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Indebtedness," in respect of any sale and leaseback transaction, means, as of the time of determination, the total obligation (discounted to present value at the rate per annum equal to the discount rate which would be applicable to a capital lease obligation with like term in accordance with generally accepted accounting principles) of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the initial term of the lease included in such sale and leaseback transaction.

          "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Issuer but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower) and (ii) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Issuer and computed in accordance with generally accepted accounting principles.

          "Funded Indebtedness" means (i) all Indebtedness having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower and
(ii) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Indebtedness at the amount so capitalized as of such date of determination).

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Indebtedness" means obligations (other than nonrecourse obligations) of, or guaranteed or assumed by, the Issuer for borrowed money, including obligations evidenced by bonds, debentures, notes or other similar instruments and reimbursement and cash collateralization of letters of credit, bankers' acceptances, interest rate hedge and currency hedge agreements.

          "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance, or other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) of the Issuer and its Subsidiaries taken as a whole;
(b) a material impairment of the ability of the Issuer to perform under the Fiscal Agency Agreement or the Securities, and to avoid any Event of Default; or
(c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Issuer of the Fiscal Agency Agreement or the Securities.

          "Officers' Certificate," when used with reference to the Issuer, means a written certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President of the Issuer and by any one of the Treasurer, the Controller, an Assistant Treasurer, an Assistant Controller, the Secretary or an Assistant Secretary of the Issuer, and delivered to the Fiscal Agent.

          "Opinion of Counsel" means a written opinion of counsel selected by the Issuer, which counsel shall be reasonably acceptable to the Fiscal Agent.

          "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

          "Principal Property" means any contiguous or proximate parcel of real property owned by, or leased to, the Issuer or any of its Restricted Subsidiaries, and any equipment located at or comprising a part of any such property, having a gross book value (without deduction of any depreciation reserves), as of the date of determination, in excess of 1.0% of Consolidated Net Tangible Assets.

          "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Restricted Subsidiary" means any Subsidiary of the Issuer which owns or leases a Principal Property.

          "Subsidiary" of the Issuer means any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Issuer, or one or more of the Subsidiaries of the Issuer, or a combination thereof.

          8. (a) The Issuer will not, and will not permit any Restricted Subsidiary to, enter into any sale and leaseback transaction with respect to any Principal Property unless: (i) the sale and leaseback transaction is solely with the Issuer or another Restricted Subsidiary; (ii) the lease is for a period not in excess of three years, including renewal rights; (iii) the lease secures or relates to industrial revenue or pollution control bonds; (iv) the Issuer or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled as described in clauses (i) through (viii) of the second paragraph of subparagraph
(b), without equally and ratably securing this Security, to create, incur, issue, assume or guarantee Indebtedness secured by a Lien on such Principal Property in the amount of the Attributable Indebtedness arising from such sale and leaseback transaction; (v) the Issuer or such Restricted Subsidiary, within 180 days after the sale of such Principal Property in connection with such sale and leaseback transaction is completed, applies an amount equal to the greater of (A) the net proceeds of the sale of the Principal Property leased or (B) the fair market value of the Principal Property leased to (1) the retirement of Securities, other Funded Indebtedness of the Issuer ranking on a parity with the Securities, or Funded Indebtedness of a Restricted Subsidiary or (2) the purchase of other property which will constitute a Principal Property having a value at least equal to the value of the Principal Property leased; or (vi) the Attributable Indebtedness of the Issuer and its Restricted Subsidiaries in respect of such sale and leaseback transaction and all other sale and leaseback transactions entered into after the date of the Fiscal Agency Agreement (other than any such sale and leaseback transactions as would be permitted as described in clauses (i) through (v) of this sentence), plus the aggregate principal amount of Indebtedness secured by Liens on Principal Properties then outstanding (not including any such Indebtedness secured by Liens described in clauses (i) through (viii) of the second paragraph of subparagraph (b) below) which do not equally and ratably secure such outstanding Securities (or secure such outstanding Securities on a basis that is prior to other Indebtedness secured thereby), would not exceed 10% of Consolidated Net Tangible Assets.

          (b) The Issuer will not, and will not permit any Restricted Subsidiary to, create, incur, issue, assume or guarantee any Indebtedness secured by a Lien upon any Principal Property, or upon shares of capital stock or Indebtedness issued by any Restricted Subsidiary and owned by the Issuer or any Restricted Subsidiary, now or hereafter acquired, without effectively providing concurrently that this Security is secured equally and ratably with or, at the option of the Issuer, prior to such Indebtedness so long as such Indebtedness shall be so secured.

          The foregoing restriction shall not apply to, and there shall be excluded from Indebtedness in any computation under such restriction, Indebtedness secured by (i) Liens on any property existing at the time of the acquisition thereof; (ii) Liens on property of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Restricted Subsidiary or at the time of a sale, lease or other disposition all or substantially all of the properties of such corporation (or a division thereof) to the Issuer or a Restricted Subsidiary, provided that any such Lien
                                                   --------
does not extend to any property owned by the Issuer or any Restricted Subsidiary immediately prior to such merger, consolidation, sale, lease or disposition;
(iii) Liens on property of a corporation existing at the time such corporation becomes a Restricted Subsidiary; (iv) Liens in favor of the Issuer or a Restricted Subsidiary; (v) Liens to secure all or part of the cost of acquisition, construction, development or improvement of the underlying property, or to secure Indebtedness incurred to provide funds for any such purpose, provided that the commitment of the creditor to extend the credit
         --------
secured by any such Lien shall have been obtained not later than 180 days after the later of (A) the completion of the acquisition, construction, development or improvement of such property or (B) the placing in operation of such property or of such property as so constructed, developed or improved; (vi) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments; (vii) Liens securing industrial revenue or pollution control bonds; and (viii) Liens existing on the date of the Fiscal Agency Agreement or any extension, renewal or replacement or refunding of any Indebtedness secured by a Lien existing on the date of the Fiscal Agency Agreement or referred to in clause (i), (ii), (iii) or (v); provided, however,
                                                            --------  -------
that the principal amount of Indebtedness secured thereby and not otherwise authorized by clauses (i) through (vii) shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement, or refunding, so secured at the time of such extension, renewal, replacement or refunding.

          Notwithstanding the restrictions described above, the Issuer and its Restricted Subsidiaries may create, incur, issue, assume or guarantee Indebtedness secured by Liens without equally and ratably securing this Security if, at the time of such creation, incurrence, issuance, assumption or guarantee, after giving effect thereto and to the retirement of any Indebtedness which is concurrently being retired, the aggregate amount of all outstanding Indebtedness secured by Liens which would otherwise be subject to such restrictions (other than any Indebtedness secured by Liens permitted as described in clauses (i) through (viii) of the immediately preceding paragraph) plus all Attributable Indebtedness in respect of sale and leaseback transactions with respect to Principal Properties (with the exception of such transactions which are permitted under clauses (i) through (v) of the first sentence of the first paragraph of subparagraph (a) above) does not exceed 10% of Consolidated Net Tangible Assets.

          9. (a) The Issuer shall not consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of the Issuer's properties and assets to any Person, and the Issuer shall not permit any Person to consolidate with or merge into the Issuer or convey, transfer or lease its properties and assets substantially as an entirety to the Issuer, unless:

          (i) in case the Issuer shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of the Issuer's properties and assets to any Person, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the Issuer's properties and assets shall be a corporation, partnership, trust or other entity, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an amendment to the Fiscal Agency Agreement, executed and delivered to the Fiscal Agent, in form satisfactory to the Fiscal Agent, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of the Fiscal Agency Agreement on the part of the Issuer to be performed or observed;

          (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or any Subsidiary as a result of such transaction as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (iii) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer would become subject to a Lien which would not be permitted by the Fiscal Agency Agreement, the Issuer or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure this Security equally and ratably with (or prior to) all indebtedness secured thereby; and

          (iv) the Issuer has delivered to the Fiscal Agent an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if an amendment to the Fiscal Agency Agreement is required in connection with such transaction, such amendment comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          (b) Upon any consolidation of the Issuer with, or merger of the Issuer into, any other Person or any conveyance, transfer, sale or lease of all or substantially all the properties and assets of the Issuer in accordance with subparagraph (a) above, the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Fiscal Agency Agreement with the same effect as if such successor Person had been named as the Issuer herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under the Fiscal Agency Agreement and this Security.

          10. Section 7 of the Fiscal Agency Agreement, which requires the Issuer to provide the Fiscal Agent with certain information is hereby incorporated mutatis mutandis by reference herein.
             ------- --------

          11. If any mutilated Security is surrendered to the Fiscal Agent or a Paying Agent, the Issuer shall execute, and the Fiscal Agent or such Paying Agent, as the case may be, shall authenticate and deliver in exchange therefor, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          If there shall be delivered to (x) the Issuer and (y) the Fiscal Agent or a Paying Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to the Issuer or the Fiscal Agent or any such Paying Agent that such Security has been acquired by a bona fide purchaser, the Issuer shall execute, and upon their request the Fiscal Agent or such Paying Agent shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          Upon the issuance of any new Security under this Condition, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and the expenses of the Fiscal Agent or such Paying Agent) connected therewith.

          Every new Security issued pursuant to this Condition in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

          Any new Security delivered pursuant to this Condition shall be so dated that neither gain nor loss in interest shall result from such exchange.

          The provisions of this Condition 11 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          12. Section 11 of the Fiscal Agency Agreement, which Section is hereby incorporated mutates mutandis by reference herein, provides that, with
                    ------- --------
certain exceptions as therein provided and with the consent of the holders of a majority in aggregate principal amount of the Outstanding Securities present at a meeting duly called pursuant thereto or by written consent of a majority in aggregate principal amount of all Outstanding Securities, the Issuer and the Fiscal Agent may, but shall not be obligated to, modify, amend or supplement the Fiscal Agency Agreement or the terms of the Securities or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the Holder of this Security and on all future holders of this Security and of any Security issued in exchange therefor or in lieu thereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may be modified or amended by the Issuer and the Fiscal Agent, without the consent of any holders of Securities for the purpose of (i) adding to the covenants of the Issuer for the benefit of the holders of Securities or (ii) surrendering any right or power conferred upon the Issuer, or (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, or (iv) relaxing or eliminating the restrictions on payment of principal or interest in respect of Securities in the United States to the extent then permitted under applicable regulations of the United States Department of the Treasury, and provided no adverse tax consequences would result to the Holders of the Securities or (v) evidencing the succession of a Successor Person to the Issuer and the assumption by any such Successor Person of the covenants and obligations of the Issuer in the Securities or in the Fiscal Agency Agreement pursuant to Condition 9 thereof or (vi) correcting or supplementing any defective provision contained in the Securities or in the Fiscal Agency Agreement, to all of which each holder of any Security, by acceptance thereof, consents.

          13. No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          14. If a judgment or order is given by a court or tribunal of any particular jurisdiction for the payment of any amounts owing under any of the Securities to the holders thereof, such judgment or order is expressed in a currency other than Yen, and the amount which is received (or could have been received) by converting such other currency to Yen promptly following receipt at the prevailing rate of exchange in a foreign exchange market reasonably selected by such holder of Securities is less than the amount owed by the Issuer in Yen, then the Issuer shall indemnify and hold each affected holder of Securities harmless against the deficiency and any direct loss sustained as a result thereof. The Issuer shall also pay the reasonable cost of the conversion but shall not be obligated to pay any special or consequential damages.

          15. (a) This Security shall be governed by and construed in accordance with the laws of the State of New York.

          (b) The Issuer has appointed Citibank, N.A., 120 Wall Street in the Borough of Manhattan, The City of New York (attention: Corporate Trust Administration) and its successors as its Authorized Agent upon which process may be served in any action arising out of or based on the Securities or this Agreement which may be instituted in any State or Federal court in the City of New York by the holder of any Security and expressly accepts the jurisdiction of any such court in respect of such action. Such appointment, which the Fiscal Agent hereby accepts, shall be irrevocable until all amounts in respect of the principal of (and premium, if any) and any interest due and to become due on or in respect of all the Securities have been either paid or discharged in full, unless and until a successor Fiscal Agent shall have been appointed as such Authorized Agent and shall have accepted such appointment. The Issuer shall take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to the holders hereof, shall be deemed, in every respect, effective service of process upon the Issuer.

          (c) Notwithstanding the foregoing, any action arising out of or based on the Securities may be instituted by the holder of any Security in any other court of competent jurisdiction.

                                   EXHIBIT E

             FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

                                  CERTIFICATE

                               LEVI STRAUSS & CO.

         (Yen)20,000,000,000 4.25 percent.  Bonds due November 22, 2016

          Reference is hereby made to the Fiscal Agency Agreement, dated as of November 22, 1996 (the "Fiscal Agency Agreement"), between Levi Strauss & Co., as Issuer, and Citibank, N.A. (London Branch), as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

          This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof,
(Yen)_______ aggregate principal amount of the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

          As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

          We further certify that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman Sachs International as the initial purchasers of the Securities.

Dated: ____________, 199_



                                         By:_________________________
                                            [MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK, BRUSSELS
                                            OFFICE, as
                                            Operator of the Euroclear Clearance
                                            System][or]
                                            [CEDEL BANK, SOCIETE ANONYME]

                                   EXHIBIT F

              FORM OF CERTIFICATE TO BE GIVEN BY BENEFICIAL OWNERS

                                  CERTIFICATE

                               LEVI STRAUSS & CO.

         (Yen)20,000,000,000 4.25 percent.  Bonds due November 22, 2016

          Reference is hereby made to the Fiscal Agency Agreement, dated as of November 22, 1996 (the "Fiscal Agency Agreement"), between Levi Strauss & Co., as Issuer, and Citibank, N.A. (London Branch), as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

          This certificate relates to (Yen)_______________ aggregate principal amount of Securities which are evidenced by the Temporary Global Security and held with the Common Depositary through Euroclear or CEDEL or both in the name of _______________ [insert name of holder] (the "Holder").

          In respect of such Securities, the Holder does hereby certify that as of the date hereof, the above-captioned Securities are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

          As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

          We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and Goldman Sachs International as the initial purchaser of the Securities.

Dated: ____________, 199_*


                                                   __________________________
                                                   Account Holder






















______________________________
* To be dated no earlier than 15 days prior to the exchange date to which the certification relates.

                                      F-2